Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Matthew Neher, the Chief Executive Officer and Chief Financial Officer of Greentech Mining International, Inc. (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Amendment Number 2 to the Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 11th day of April, 2013.

Dated:  April 11, 2013

/s/ Matthew J. Neher
Matthew J. Neher
Chief Executive Officer and Chief Financial Officer
(Principal Executive and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Greentech Mining International, Inc. and will be retained by Greentech Mining International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.